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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in this Registration Statement on Form S-1 of our report dated February 17, 2000, relating to the financial statements of Paradigm Genetics, Inc. which appear in such Registration Statement. We also consent to the references to us under the heading "Experts" in such Registration Statements.

                                          /s/ PricewaterhouseCoopers LLP

February 18, 2000